FORM 8-K

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 21, 2006

TELEPHONE AND DATA SYSTEMS, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-14157 (Commission File Number)	36-2669023 (IRS Employer Identification No.)

30 North LaSalle Street, Suite 4000, Chicago, Illinois (Address of principal executive offices)	60602 (Zip Code)

Registrant's telephone number, including area code: (312) 630-1900

Not Applicable (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On February 21, 2006, Telephone and Data Systems, Inc. ("TDS") announced that James Barr III will retire from his position as President and Chief Executive Officer (CEO) of TDS Telecommunications Corporation, a wholly-owned subsidiary of TDS ("TDS Telecom") at the end of 2006. TDS also announced that David A. Wittwer has been appointed Executive Vice President and Chief Operating Officer (COO) of TDS Telecom and will succeed Mr. Barr as President and CEO of TDS Telecom on January 1, 2007 following Mr. Barr's retirement. A copy of TDS's press release issued February 21, 2006 attached hereto as Exhibit 99.1 is incorporated by reference herein.

Mr. Wittwer will serve as Executive Vice President and COO of TDS Telecom until January 1, 2007 and then will serve annual terms as President and CEO of TDS Telecom for so long as he is reappointed. There is no arrangement or understanding between Mr. Wittwer and any other person pursuant to which he was selected to serve in such office.

Mr. Wittwer is 44 years old. He has no family relationship with any director or executive officer or person nominated or chosen by TDS to become a director or executive officer of TDS.

Prior to his appointment as Executive Vice President and COO of TDS Telecom, Mr. Wittwer was President of TDS Telecom's ILEC operations since March, 2005. Prior to that time, he was Executive Vice President - Staff Operations, Chief Financial Officer, Treasurer and Assistant Secretary of TDS Telecom for more than five years.

Since the beginning of 2005, there has not been any transaction, or series of similar transactions, and there is not currently any proposed transaction, or series of similar transactions, to which TDS or any of its subsidiaries was or is to be a party, in which the amount involved exceeds $60,000, in which Mr. Wittwer or any of his immediate family members had or will have a direct or indirect material interest, except for ordinary compensation and benefit plan arrangements.

There is no employment or similar agreement with Mr. Wittwer.

Item 9.01. Financial Statements and Exhibits

(c) Exhibits:

        In accordance with the provisions of Item 601 of Regulation S-K, any Exhibits filed herewith are set forth on the Exhibit Index attached hereto.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.

Telephone and Data Systems, Inc.
(Registrant)

Date: February 21, 2006

By:	/s/ D. Michael Jack

D. Michael Jack
Senior Vice President and Corporate Controller

EXHIBIT INDEX The following exhibits are filed herewith as noted below.

Exhibit Number	Description of Exhibit
99.1	Press Release dated February 21, 2006.